                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                           PROTECTED EQUITY PORTFOLIO

                       Supplement dated December 19, 2008

           To the Prospectuses dated April 30, 2007 (as supplemented)

     First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of Metropolitan Series Fund, Inc. To the extent that the Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitution is in the best interest of contract holders. The Replacement Fund will have similar investment objectives and policies to the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2009.

     The proposed substitution and respective advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT         REPLACEMENT FUND AND SUB-ADVISER
SUB-ADVISER AS NOTED)

Legg Mason Partners Variable Equity Index Portfolio     MetLife Stock Index Portfolio (Class D)
---------------------------------------------------     ---------------------------------------
(Class I)                                           --> MetLife Investment Advisors Company, LLC
---------
Legg Mason Partners Fund Advisor, LLC
(Batterymarch Financial Management, Inc.)

                                                                 SUPP-SUBPEP1208

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     . The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund.

     . On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

     In connection with the substitution, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of the transfer.

     Please contact your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                        2